UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported)

June 28, 2006

SAXON ASSET SECURITIES COMPANY (as Depositor under the Trust Agreement, dated as of May 1, 2006 and the Pooling and Servicing Agreement, dated as of May 1, 2006, providing for the issuance of Mortgage Loan Asset Backed Certificates, Series 2006-2)

         Saxon Asset Securities Company

(Exact Name of Registrant as Specified in its Charter)

Virginia	333-131712	54-1810895
(State or Other Jurisdiction Of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

4860 Cox Road Glen Allen, Virginia	23060
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code:  (804) 967-7400

                                             None

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[   ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[   ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[   ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[   ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.  Other Events

The Registrant registered issuances of Mortgage Loan Asset Backed Certificates, Series 2006-2 on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933, as amended (the “Act”), by Registration Statement on Form S-3 (Registration File No. 333-131712) (the “Registration Statement”).  Pursuant to the Registration Statement, the Registrant issued $984,500,000 in aggregate principal amount of Class A-1, Class A-2, Class A-3A, Class A-3B, Class A-3C, Class A-3D, Class M-1, Class M-2, Class M-3, Class M-4, Class M-5, Class M-6, Class B-1, Class B-2, Class B-3 Notes and Class B-4 (the “Notes”) of its Mortgage Loan Asset Backed Certificates, Series 2006-2 (the “Offered Certificates”), the Class C-1 Certificate and Class C-2 Certificate (the “Class C Certificates”) and the Class R Certificate (the “Class R Certificate” and, together with the Class C Certificates, the “Securities”) on June 7, 2006.  This Current Report on Form 8-K is being filed to satisfy an undertaking, contained in the Prospectus, dated April 26, 2006, as supplemented by the Prospectus Supplement, dated June 5, 2006 (the “Prospectus Supplement”), to file information relating to subsequent mortgage loans (the “Subsequent Mortgage Loans”) purchased by the Registrant.

Pursuant to the Subsequent Sales Agreement (the “Subsequent Sales Agreement”), attached as Exhibit 99.1, dated June 28, 2006, between Saxon Mortgage, Inc. (“SMI”) and Saxon Asset Securities Company (“Saxon”), and acknowledged by Deutsche Bank National Trust Company (the “Trustee”), the Registrant purchased Subsequent Mortgage Loans for inclusion in the Trust Estate of Saxon Asset Securities Trust 2006-2 (the “Issuing Entity”) pursuant to the Pooling and Servicing Agreement, dated as of May 1, 2006 (the “Pooling and Servicing Agreement”), among Saxon as depositor, SMI, as master servicer, Saxon Mortgage Services, Inc., as servicer, and the Trustee, a form of which was filed as an exhibit to the Registrant’s Form 8-K filed on June 21, 2006.  Capitalized terms used herein and not otherwise defined shall have the meanings assigned to them in the Pooling and Servicing Agreement and in the Subsequent Sales Agreement, as applicable.

Item 9.01.  Financial Statements and Exhibits

(a)

Not applicable.

(b)

Not applicable.

(c)

Exhibits:

99.1

Subsequent Sales Agreement, dated June 28, 2006,  between Saxon Mortgage, Inc. and Saxon Asset Securities Company, and acknowledged by Deutsche Bank National Trust Company, as Trustee.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SAXON ASSET SECURITIES COMPANY

By:     /s/ Ernest G. Bretana

Name:  Ernest G. Bretana

Title:    Executive Vice President

Dated:  June 28, 2006

EXHIBIT INDEX

Exhibit No.

Description

Page No.

99.1

Subsequent Sales Agreement, dated June 28, 2006,

between Saxon Mortgage, Inc. and Saxon Asset

Securities Company, and acknowledged by

Deutsche Bank National Trust Company, as Trustee.